STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019	Dec. 31, 2018
OPERATIONS
Corn Revenue	$ 50,563	$ 54,296	$ 50,102
Corn Expense	(50,606)	(54,336)	(50,152)
Net Income from ProGold Limited Liability Company	5,936	7,659	6,924
General & Administrative Expenses	(500)	(565)	(535)
Net Income from Operations	5,393	7,054	6,339
Other Income	182	181	82
Net Income Before Income Tax	5,575	7,235	6,421
Net Income	$ 5,575	$ 7,235	$ 6,421
Weighted Average Shares/Units Outstanding	15,490,480	15,490,480	15,490,480
Earnings per Share/Membership Unit
Primary and Fully Diluted	$ 0.36	$ 0.47	$ 0.41